                                                                    Exhibit 99.1

                             RSL COMMUNICATIONS PLC

                            Offer for all outstanding
                      12 7/8% Senior Dollar Notes Due 2010
                                 in Exchange for
                  12 7/8% Senior Dollar Exchange Notes Due 2010
             and all outstanding 12 7/8% Senior Euro Notes due 2010
                                 in Exchange for
                   12 7/8% Senior Euro Exchange Notes due 2010
               Pursuant to the Prospectus, dated ___________, 2000
               Guaranteed as to payment of Principal and Interest
                           by RSL Communications, Ltd.
                              RSL COM U.S.A., Inc.

--------------------------------------------------------------------------------
         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
        ON _____________, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


FOR THE DOLLAR NOTES ONLY: Delivery To: The Chase Manhattan Bank, Exchange Agent

        By Mail:              Facsimile Transmission Number:            By Hand:
The Chase Manhattan Bank            (212) 638-7380/81           The Chase Manhattan Bank
     55 Water Street              Confirm by Telephone:              55 Water Street
Room 235, North Building              (212) 638-0828            Room 235, North Building
   New York, NY 10051                                              New York, NY 10051
  Attn: Carlos Esteves                                            Attn: Carlos Esteves

                              By Overnight Courier:
                            The Chase Manhattan Bank
                                 55 Water Street
                            Room 235, North Building
                               New York, NY 10051
                              Attn: Carlos Esteves

 FOR THE EURO NOTES ONLY: Delivery To: The Chase Manhattan Bank, Exchange Agent

            By Mail:                Facsimile Transmission Number:               By Hand:
    The Chase Manhattan Bank              (55-171) _________             The Chase Manhattan Bank
9 Thomas Moore Street, 5th Floor        Confirm by Telephone:        9 Thomas Moore Street, 5th Floor
         London E1W 1YT                   (55-171) 777-5517                   London E1W 1YT
              U.K.                                                                 U.K.
       Attn: Philip Wilson                                                  Attn: Philip Wilson

                              By Overnight Courier:
                            The Chase Manhattan Bank
                        9 Thomas Moore Street, 5th Floor
                               London E1W 1YT U.K.
                               Attn: Philip Wilson

         Delivery of this instrument to an address other than as set forth above, or transmission of instruction via facsimile other than as set forth above, will not constitute a valid delivery.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ___________, 2000, (the "Prospectus"), of RSL Communications PLC ("RSL PLC"), and this Letter of Transmittal (the "Letter"), which together constitute RSL PLC's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$100,000,000 of its 12 7/8% Senior Dollar Exchange Notes Due 2010 (the "New Dollar Notes") of RSL PLC for a like principal amount of the issued and outstanding 12 7/8% Senior Dollar Notes Due 2010 (the "Old Dollar Notes") of RSL PLC from the holders thereof and an aggregate principal amount of up to 100,000,000 of its 12 7/8% Senior Euro Exchange
Notes due 2010 (the "New Euro Notes" and, together with the New Dollar Notes, the "New Notes") of RSL PLC for a like principal amount of the issued and outstanding 12 7/8% Senior Euro Notes due 2010 (the "Old Euro Notes" and, together with the Old Dollar Notes, the "Old Notes") of RSL PLC from the holders thereof.

         For each Old Dollar Note and each Old Euro Note accepted for exchange, the holder of such Old Dollar Note or Old Euro Note, as the case may be, will receive a New Dollar Note or a New Euro Note, having a principal amount equal to that of the surrendered Old Dollar Note or Old Euro Note, as the case may be. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or, if no interest has been paid on the Old Notes, from February 22, 2000. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 22, 2000. Old Notes accepted for exchange use will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes.

         This Letter is to be completed by a holder of Old Notes if either certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the book-entry depositary at The Depository Trust Company, in the case of the Old Dollar Notes, or Euroclear and Clearstream, in the case of the Old Euro Notes (in either case, the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that RSL PLC may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Book-Entry Depositary's account at the Book-Entry Transfer Facility (the "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD NOTES

---------------------------------------------------------------------------------------------------------------------
                                                                                      1           2           3
---------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate
                                                                                              Principal
                Name(s) and Address(es) of Registered Holder(s)                               Amount of   Principal
                                                                                  Certificate Old         Amount
                           (Please fill in, if blank)                             Number(s)*  Note(s)     Tendered**
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                  Total

---------------------------------------------------------------------------------------------------------------------

* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Dollar Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof. Old Euro Notes must be in denominations of principal amount of 1,000 See Instruction 1.

--------------------------------------------------------------------------------


|_| Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

     Name of Tendering Institution
                                  ----------------------------------------------

     Account Number
                   -------------------------------------------------------------

     Transaction Code Name
                          ------------------------------------------------------

         By crediting the Old Dollar Notes to the Book-Entry Depositary's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Book-Entry Depositary a computer-generated message (an "Agent's Message") in which the holder of the Old Dollar Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Dollar Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

|_| Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

     Name(s) of Registered Holder(s)

     Window Ticket Number (if any)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution that Guaranteed Delivery

     If delivered by Book-Entry Transfer, Complete the Following: Account Number

     Transaction Code Name

|_| Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to RSL PLC the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance of exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, RSL PLC all rights, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that RSL PLC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim where the same are accepted by RSL PLC. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 505 under the Securities Act of 1933, as amended (the "Securities Act"), of RSL PLC, RSL Communications, Ltd. ("RSL COM") or RSL U.S.A., Inc. ("RSL USA").

         The undersigned also acknowledges that these Exchange Offers are being made in reliance on an interpretation by the staff of the SEC (the "Commission") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of RSL PLC, RSL COM or RSL USA within the meaning of Rule 505 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by RSL PLC to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         The undersigned, by completing the box entitled "Description of Old Notes" above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box above.

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS

                           (See Instructions 3 and 5)


     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by the Book-Entry Transfer Facility other than the account Notes to: indicated above.


Issue: New Notes and/or Old Notes to:


Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)


--------------------------------------------------------------------------------
                             (Please Type or Print)


Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (Zip Code)

                         (Complete Substitute Form W-9)
Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)


--------------------------------------------------------------------------------
                             (Please Type or Print)


Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (Zip Code)

|_| Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


--------------------------------------------------------------------------------
                          (Book-Entry Transfer Facility

                         Account Number, if applicable)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS

                           (See Instructions 3 and 5)


         To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter above or to such person or persons at an address other than shown in the book-entry transfer which are not accepted for exchange box entitled "Description of Old Notes" on this are to be returned by credit to an account maintained at Letter above. Mail: New Notes and/or Old Notes


Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)


--------------------------------------------------------------------------------
                             (Please Type or Print)


Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------



         Important: This letter or a facsimile hereof (together with the certificates for Old Notes or a book-entry confirmation and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)



Dated: ____________________, 2000


x                                                                         , 2000
  ------------------------------------       -----------------------------

x                                                                         , 2000
  ------------------------------------       -----------------------------
        Signature(s) of Owner                           Date



Area Code and Telephone Number
                              -----------------------------

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)


Capacity:
         -----------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Including Zip Code)



                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)


Signature(s) Guaranteed by
an Eligible Institution:
                        --------------------------------------------------------
                                         (Authorized Signature)


--------------------------------------------------------------------------------
                                     (Title)


--------------------------------------------------------------------------------
                                 (Name and Firm)


Dated: ______________, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer
                     for the 12 7/8% Senior Dollar Exchange
     Notes Due 2010 in Exchange for the 12 7/8% Senior Dollar Notes Due 2010
                           and the 12 7/8% Senior Euro
 Exchange Notes due 2010 in Exchange for the 12 7/8% Senior Euro Notes due 2010
                            of RSL Communications PLC

1.       Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

         This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that RSL PLC may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Dollar Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof. Old Euro Notes tendered hereby must be in denominations of principal amount of 1,000 and any integral multiple thereof.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by RSL PLC (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offers" section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by RSL PLC, proper evidence satisfactory to RSL PLC of their authority to so act must be submitted.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an officer or correspondent in the United States (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

5.       Special Issuance and Delivery Instructions.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.       Tax Identification Number.

         U.S. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide RSL PLC (as payer) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If RSL PLC is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a US$50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may result in backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give RSL PLC a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to RSL PLC within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to RSL PLC.

6.       Transfer Taxes.

         RSL PLC will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to RSL PLC or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

8.       Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)
                     PAYER'S NAME: THE CHASE MANHATTAN BANK

------------------------------- ------------------------------------------   -----------------------------------------
                                Part I -- Please provide the Taxpayer        TIN:
                                Identification Number ("TIN") of the             ----------------------------------
          SUBSTITUTE            person submitting this Letter of                    Social Security Number or
                                Transmittal in the box
           Form W-9                                                              Employer Identification Number
                                --------------------------------------------------------------------------------------
  Department of the Treasury    Part II--  TIN applied for

   Internal Revenue Service
                                --------------------------------------------------------------------------------------
                                Certification -- Under penalties of perjury, I certify that:

                                (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me.


 Payer's Request for Taxpayer   (2) I am not subject to(2) I am not subject to backup withholding either because: (a)
Identification Number ("TIN")       I am exempt from backup withholding, or (b) I have not been notified by the
      and Certification             Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and


                                (3) Any other information provided on this form is true and correct.


                                Signature                                                 Date:
                                         --------------------------------------------          ---------------

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You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are not longer subject to backup withholding.

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


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.



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                Signature                                  Date
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